UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 22, 2009
Date of report (Date of earliest event reported):

American Dairy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Utah	001-32473	90-0208758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Star City International Building, 10 Jiuxianqiao Road, C-16th Floor
Chaoyang District, Beijing, China 100016
(Address of principal executive offices, including Zip Code)

+1 (626) 757-8885
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On June 22, 2009, American Dairy, Inc. (the “Company”) issued a press release announcing that the Company had received a letter from the Securities and Exchange Commission (the “SEC”) stating that the SEC’s investigation into the Company has been completed and that the SEC does not intend to recommend any enforcement action.  The letter concludes the SEC’s informal inquiry commenced in 2007 relating to individuals and entities that had provided accounting or certain advisory services to the Company, including Murrell, Hall, McIntosh & Co. PLLP and Henny Wee & Co., who the Company terminated in December 2007.  The Company cooperated with the SEC inquiry, which had been previously disclosed by the Company in its SEC filings.

A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits.

Exhibit	Description

99.1	Press release of American Dairy, Inc. dated June 22, 2009 announcing termination of SEC investigation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DAIRY, INC.

Date: June 22, 2009	By:	/s/ Jonathan H. Chou
Jonathan H. Chou
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press release of American Dairy, Inc. dated June 22, 2009 announcing termination of SEC investigation